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                                                                  EXHIBIT 10.87


                      AMENDMENT NO. 3 TO PROMISSORY NOTE

         Reference is made to that $56,017,698.87 Promissory Note of STAR TELECOMMUNICATIONS, INC., a Delaware corporation with its chief executive offices located at 223 East De La Guerra, Santa Barbara, California, 93101 (together with its successors and assigns, the "Maker"), effective February 3, 2000 (as the same may be amended, modified or supplemented from time to time, including any extensions, refinancings, refundings or renewals thereof in whole or in part, collectively, the "Note"), payable to MCI WORLDCOM NETWORK SERVICES, INC., a Delaware corporation with offices located at 6929
N. Lakewood Avenue, Mail Drop 5.2-510, Tulsa, Oklahoma 74117 (the "Holder"). Notwithstanding anything contained in the Note to the contrary, from and after the date hereof, unless sooner accelerated, the Note shall mature on or before the earlier to occur of (such date being referred to herein as the "Maturity Date"): (a) termination of the Agreement and Plan of Merger dated February 11, 2000, by and between the Maker, STI Merger Co. and World Access, Inc. (the "Merger Agreement"); (b) consummation of the merger transaction contemplated by the Merger Agreement; or (c) December 15, 2000, without notice or presentment. Nothing herein shall be considered or construed to be an agreement by Holder to extend the Maturity Date beyond December 15, 2000.

         When attached to the Note, this Amendment No. 3 shall become a part of the Note, and the terms and provisions of the Note as modified by this Amendment No. 3 shall remain in full force and effect.


Date as of: October 27, 2000

ATTEST:                                STAR TELECOMMUNICATIONS,
                                       INC.

By:                                    By:
   -------------------------------        -------------------------------

Name:                                  Name:
     -----------------------------          -----------------------------

Title:                                 Title:
      ----------------------------           ----------------------------

                                       Agreed to and Accepted By:


ATTEST:                                MCI WORLDCOM NETWORK
                                       SERVICES, INC.

By:                                    By:
   -------------------------------        -------------------------------

Name:                                  Name:
     -----------------------------          -----------------------------

Title:                                 Title:
      ----------------------------           ----------------------------